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                                                                    Exhibit 10.6

                                VOTING AGREEMENT


         This Voting Agreement (this "Agreement") is made and entered into as of this 24th day of March, 2000 by and between ERESEARCHTECHNOLOGY, INC., a Delaware corporation ("eRT"), and PREMIER RESEARCH WORLDWIDE, LTD., a Delaware corporation ("PRWW").

                                 R E C I T A L S

         eRT is preparing to file with the Securities Exchange Commission a Form S-1 Registration Statement (the "Offering"). Following completion of the Offering, PRWW will own at least a majority of the outstanding Common Stock, par value $0.01 per share, of eRT, regardless of whether or not the Underwriters' over-allotment option is exercised in whole or in part. In connection with the Offering, PRWW and eRT have agreed to enter into this Agreement with respect to and so as to ensure the election of at least three (3) independent directors of eRT.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. After the completion of the Offering, PRWW agrees that it will vote all of its shares of Common Stock at any meeting at which (or in any stockholder action taken by written consent in lieu of a meeting in which) directors are elected in favor of those nominees for election as eRT directors who are nominated by the eRT Board of Directors and who are not affiliates of PRWW, employees of PRWW or directors of PRWW ("Independent Directors") so that if such nominees were elected there would be at least three (3) Independent Directors who are members of the Board of Directors of eRT.

         2. This Agreement will automatically terminate on that date upon which PRWW beneficially owns shares of capital stock of eRT entitled to cast 30% or less of all votes entitled to be cast for the election of directors at a meeting at which stockholders holding all outstanding voting shares of eRT were present and voting.

         3. Miscellaneous:

                  a. Each party covenants that at any time, and from time to time, it will execute such additional instruments and take such additional actions as may be reasonably necessary or reasonably requested by the other party to confirm or otherwise carry out the intent and purposes of this Agreement.

                  b. The parties mutually agree that if a violation of Section 1 of this Agreement occurs, such violation or threatened violation will cause irreparable injury to eRT and the remedy at law for any such violation or threatened violation will be

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inadequate. PRWW therefore agrees that eRT shall be entitled to appropriate equitable relief, including but not limited to specific performance, in addition to any other remedy that might be available at law or in equity.

                  c. This Agreement may be modified or amended from time to time only by a written instrument executed by the parties hereto.

                  d. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  e. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania, without regard to its conflicts of law rule.

                  f. This Agreement embodies the entire understanding between the parties hereto with respect to subject matters covered hereby and supersedes any prior agreement or understanding between the parties with respect to such matters.

                  g. This Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which shall constitute one and the same instrument.

                  h. This Agreement is not assignable.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                             ERESEARCHTECHNOLOGY, INC.,
                                             a Delaware corporation

                                             By: /s/ Joseph Esposito
                                                 -----------------------------
                                                 Name:
                                                       -----------------------
                                                 Title:
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                                             PREMIER RESEARCH WORLDWIDE,
                                             LTD., a Delaware corporation

                                             By: /s/ Joel Morganroth
                                                 -----------------------------
                                                 Name:
                                                       -----------------------
                                                 Title:
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